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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               -----------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 1998

                       FRIEDE GOLDMAN INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        0-22595                 72-1362492
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



                      502 EAST CAPITOL STREET,  SUITE 402
                          JACKSON, MISSISSIPPI  39201
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                (601) 352-1107
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The audited consolidated financial statements of Newfoundland Ocean Enterprises Ltd. ("NOEL") for the year ended March 29, 1997 and the unaudited interim consolidated financial statements of NOEL for the period ended November 8, 1997 are attached as Exhibits 99.3 and 99.4, respectively, and are included herein.

     (B)  PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma financial information for Friede Goldman International Inc. as of October 31, 1997 and for the ten month period ended October 31, 1997 and the year ended December 31, 1996 is attached as Exhibit
99.5 and is included herein.

     (C)  EXHIBITS

       Exhibit 23.1  --  Consent of Doane Raymond, Chartered Accountants

      *Exhibit 99.1  --  Press Release issued by Friede Goldman International
                         Inc. on January 5, 1998.

      *Exhibit 99.2  --  Stock Purchase Agreement, dated January 1, 1998, by and among Marystown Shipyard Limited, Newfoundland Ocean Enterprises Ltd., Friede Goldman Canada Inc., Friede Goldman International Inc. and Friede Goldman Marystown Ltd.

       Exhibit 99.3  --  Audited Consolidated Financial Statements of NOEL for
                         the year ended March 29, 1997.

       Exhibit 99.4  --  Unaudited Interim Consolidated Financial Statements of
                         NOEL for the period ended November 8, 1997.

       Exhibit 99.5  --  Unaudited Pro Forma Combining Financial Statements of
                         Friede Goldman International Inc. as of October 31, 1998 and for the ten-month period ended October 31, 1997 and the year ended December 31, 1996.
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* Filed with the initial Current Report on Form 8-K, dated as of
  January 1, 1998.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FRIEDE GOLDMAN INTERNATIONAL INC.


Date:   March 17, 1998

                              By:   /s/ Marshall D. Lynch
                                    ---------------------
                                    Marshall D. Lynch
                                    Chief Financial Officer

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                                 EXHIBIT INDEX

     Exhibit No.                                           Page No.
     -----------                                           --------

       Exhibit 23.1  --  Consent of Doane Raymond, Chartered Accountants

      *Exhibit 99.1  --  Press Release issued by Friede Goldman International
                         Inc. on January 5, 1998.

      *Exhibit 99.2  --  Stock Purchase Agreement, dated January 1, 1998, by and among Marystown Shipyard Limited, Newfoundland Ocean Enterprises Ltd., Friede Goldman Canada Inc., Friede Goldman International Inc. and Friede Goldman Marystown Ltd.

       Exhibit 99.3  --  Audited Consolidated Financial Statements of NOEL for
                         the year ended March 29, 1997.

       Exhibit 99.4  --  Unaudited Interim Consolidated Financial Statements of
                         NOEL for the period ended November 8, 1997.

       Exhibit 99.5  --  Unaudited Pro Forma Combining Financial Statements of
                         Friede Goldman International Inc. as of October 31, 1998 and for the ten-month period ended October 31, 1997 and the year ended December 31, 1996.
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* Filed with the initial Current Report on Form 8-K, dated as of
  January 1, 1998.

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